UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2017 through December 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer AMT-Free
                        Municipal Fund

--------------------------------------------------------------------------------
                        Annual Report | December 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PBMFX
                        Class C     MNBCX
                        Class Y     PBYMX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          32

Notes to Financial Statements                                                 39

Report of Independent Registered Public Accounting Firm                       47

Additional Information                                                        49

Trustees, Officers and Service Providers                                      51


                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits drove strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, returned 21.82% for the full calendar year. Fixed-income markets, while not generating the same dazzling returns as equities, held their own, led by high-yield securities, which produced a return of 7.48% in the U.S., as measured by the ICE Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% for calendar year 2017.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of more than 3% in both the second and third quarters of 2017, and growth in the fourth quarter was also expected to be solid. Outside the U.S., economic growth also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) began tapering its balance sheet in October. The Fed also appears primed to raise interest rates a few more times in 2018, as it continues to withdraw monetary stimulus.

As we transition into 2018, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite the possibility of some pressure from wage increases. In addition, it is our view that the economy will continue to grow and that we may begin to see a modest upturn in inflation. In that scenario, we anticipate that the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 3

Portfolio Management Discussion | 12/31/17

In the following interview, David Eurkus, lead portfolio manager of Pioneer AMT-Free Municipal Fund, discusses the investment environment for municipal bonds during the 12-month period ended December 31, 2017, the Fund's investment strategies, its performance during the period, and his outlook for the municipal bond market. Mr. Eurkus, Managing Director, Director of Municipals, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), manages the Fund along with Jonathan Chirunga, a senior vice president and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the 12-month period ended December 31, 2017?

A For its most recent fiscal year ended December 31, 2017, Pioneer AMT-Free Municipal Fund's Class A shares returned 6.56% at net asset value, while the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the Bloomberg Barclays Index), returned 5.45%. During the same period, the average return of the 254 mutual funds in Lipper's General & Insured Municipal Debt Funds Category was 5.41%, and the average return of the 151 mutual funds in Morningstar's Municipal National Long Funds Category was 5.71%.

Q How would you describe the investment environment for municipal bonds during the 12-month period ended December 31, 2017?

A At the start of 2017, fixed-income markets began to recover from a tumultuous six weeks following the November 2016 U.S. presidential election. Bond performance had struggled at that time due to market fears of rising interest rates, based on sentiment that U.S. economic growth and inflation could accelerate. As the first quarter of 2017 progressed - and as political turmoil sharply increased - market consensus grew that the Trump administration's fiscal agenda would not be enacted as easily as initially believed. In addition, U.S. gross domestic product (GDP) growth and other economic statistics remained largely unimpressive in the early months of the year, easing investor concerns about rising interest rates and inflation, despite the fact that the U.S. Federal Reserve (the Fed) raised the federal funds rate in both March and June 2017. In response to the economic news and political turbulence in Washington, bond yields gradually declined and bond prices recovered much of the ground lost over the final weeks of 2016. As longer-term interest rates gradually fell and short-term rates rose, the yield curve flattened in response. Demand for fixed-income instruments, including municipal bonds, was strong, as investors continued to search for yield in a generally declining/low-rate environment.

4 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

     As the calendar year progressed, the U.S. economy began to post stronger GDP results, with unemployment falling to 4.1% and inflation rates remaining low and stable. Over the last several months of the year, the possibility that the first major federal tax overhaul since 1986 would soon become law loomed large, and uncertainty over the content of the tax package roiled the municipal market. When the legislation was finalized in December, the revisions to the tax code included the provision that, within the municipal market, advance-refunding bonds would no longer be exempt from federal taxes as of January 1, 2018. Advance-refunding bonds have traditionally been issued by municipalities to refinance debt at lower rates and to delay repayment of principal. In response, December 2017 saw a host of municipal entities rush to issue advance-refunding bonds before the new tax bill took effect, bringing December's municipal issuance to a record-breaking $62.5 billion, and bringing total 2017 issuance to $425 billion, much higher than was forecast at the start of the year. However, despite late-year volatility from the strong influx of new supply, and with a host of non-traditional buyers of tax-exempt securities entering the market, municipal bonds enjoyed strong performance over the full 12-month period, returning 5.45% and easily outperforming Treasury bonds with similar maturities.

Q What were your principal investment strategies in managing the Fund's portfolio during the 12-month period ended December 31, 2017?

A Our principal investment strategy for the portfolio is to purchase and hold discounted longer-term municipal bonds, as these investments offer the highest yields in the tax-exempt marketplace. We believe that, over the long term, our broadly diversified* strategy can enable the Fund to outperform its benchmark and its municipal fund peers. The Fund also continues to have a strong focus on sectors that are vital to the regional and national economies. The sectors include health care/hospitals, public and private education, power/energy, and transportation.

     During the 12-month period, we maintained our emphasis on overall portfolio quality. As of December 31, 2017, 82.5% of the portfolio's assets were rated "A" or better, including 26.0% rated "AAA" or the equivalent. In addition, the Fund's investments are broadly diversified across a wide range of municipal bond sectors.

Q What were the largest contributors to and detractors from the Fund's benchmark-relative performance during the 12-month period ended December 31, 2017?

A The Fund outperformed the Bloomberg Barclays Index over the 12-month period, with the portfolio's investments in tobacco settlement bonds in Virginia and Ohio, and education bonds in Massachusetts among the most significant contributors to positive benchmark-relative returns.

*    Diversification does not assure a profit nor protect against loss.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 5

     Individual portfolio holdings that detracted from the Fund's benchmark-relative performance during the period included general obligation bonds issued by the Commonwealth of Puerto Rico, air-quality bonds in Ohio, and industrial development bonds in Pennsylvania.

Q What was the status of the Fund's distributions to shareholders over the course of the 12-month period ended December 31, 2017?

A After declining during the fiscal year ended December 31, 2016, the Fund's distributions remained stable over the fiscal year ended December 31, 2017, beginning and ending the 12-month period at 0.033 cents per share, with little fluctuation between January and December.

Q    What is your outlook for the municipal bond market as we move into 2018?

A Looking ahead, the Tax Cuts and Jobs Act signed into law in December has some important implications for the municipal bond market. In terms of municipal supply/demand, the absence of advance-refunding bonds from the tax-exempt market going forward should shrink new supply in the municipal bond market by 15% to 20% on an annualized basis. This significant decline in overall supply - though it will no doubt create difficulties for some municipalities - should tend to push-up prices of existing municipal bonds. Additionally, the fact that individual federal tax deductions of state and local taxes are now capped at $10,000 annually makes municipal bonds even more attractive as a means to reduce a person's overall federal tax burden. We believe that this new reality for taxpayers, especially those in high-tax states, will ultimately increase demand for tax-exempt municipal bonds. Conversely, the reduction of corporate tax rates to 21% means that banks and insurance companies, which have long been traditional buyers of municipals, will be evaluating their options regarding bond purchases, and that could have a dampening effect on municipal demand.

     We will continue to closely monitor the technical situation within the municipal bond market. More broadly, we look for U.S. economic growth and inflation rates to continue along their current course, and for the Fed to move forward with its monetary-policy tightening by continuing to raise short-term rates in 2018, while further reducing its balance sheet.

     We are currently maintaining a Fund duration that is in line with that of the Bloomberg Barclays Index. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     We will continue to hold select, long-term tax-exempt bonds in the Fund's portfolio, bonds that we believe have the strongest opportunity to perform well over time. We will also continue to monitor closely the Fund's holdings

6 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 to help ensure their integrity and credit quality, the timely repayment of principal, and interest payments on the investments. The Fund remains broadly diversified, and the vast majority of the portfolio's holdings are in bonds with dedicated revenue streams, which we also continue to monitor closely.

     We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for appropriate, long-term investors seeking high income that is free from federal income taxes.

Please refer to the Schedule of Investments on pages 15-31 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 7

Portfolio Summary | 12/31/17

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

General Obligation                                                         23.9%
Education                                                                  19.5%
Special Revenues                                                           12.2%
Health                                                                     11.9%
Insured                                                                     7.1%
Transportation                                                              6.9%
Escrowed                                                                    5.7%
Water & Sewer                                                               3.7%
Power                                                                       3.4%
Pollution Control Revenue                                                   2.7%
Various Revenues                                                            2.2%
Housing                                                                     0.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. Massachusetts Health & Educational Facilities Authority, Massachusetts
    Institute of Technology, Series K, 5.5%, 7/1/32                                      1.74%
----------------------------------------------------------------------------------------------
 2. Tobacco Settlement Financing Corp., Senior, Series B-1, 5.0%, 6/1/47                 1.42
----------------------------------------------------------------------------------------------
 3. Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, 5.125%, 6/1/47  1.20
----------------------------------------------------------------------------------------------
 4. Dallas Area Rapid Transit, Series A, 5.0%, 12/1/33                                   1.04
----------------------------------------------------------------------------------------------
 5. University of Virginia, Series A-1, 4.0%, 4/1/45                                     0.97
----------------------------------------------------------------------------------------------
 6. Los Angeles County Metropolitan Transportation Authority, Series A, 5.0%, 7/1/30     0.93
----------------------------------------------------------------------------------------------
 7. State of Washington, Series 2015-D, 5.0%, 7/1/30                                     0.92
----------------------------------------------------------------------------------------------
 8. Texas Private Activity Bond Surface Transportation Corp., Senior Lien-LBJ
    Infrastructure, 7.0%, 6/30/40                                                        0.87
----------------------------------------------------------------------------------------------
 9. Forsyth County Water & Sewerage Authority, 5.0%, 4/1/41                              0.87
----------------------------------------------------------------------------------------------
10. Massachusetts Development Finance Agency, Partners Healthcare, 5.0%, 7/1/31          0.87
----------------------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

Prices and Distributions | 12/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class               12/31/17                   12/31/16
--------------------------------------------------------------------------------
           A                  $14.64                     $14.12
--------------------------------------------------------------------------------
           C                  $14.51                     $14.00
--------------------------------------------------------------------------------
           Y                  $14.60                     $14.08
--------------------------------------------------------------------------------

Distributions per Share: 1/1/17 - 12/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Short-Term          Long-Term
         Class       Dividends       Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A          $0.3960             $ --              $  --
--------------------------------------------------------------------------------
           C          $0.2850             $ --              $  --
--------------------------------------------------------------------------------
           Y          $0.4317             $ --              $  --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bloomberg Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 9

Performance Update | 12/31/17                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
              Net        Public     Bloomberg
              Asset      Offering   Barclays
              Value      Price      Municipal
Period        (NAV)      (POP)      Bond Index
--------------------------------------------------------------------------------
10 years      4.95%      4.47%      4.46%
5 years       3.57       2.62       3.02
1 year        6.56       1.76       5.45
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2017)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer AMT-Free     Bloomberg Barclays
              Municipal Fund       Municipal Bond Index
12/07         $ 9,550              $10,000
12/08         $ 8,132              $ 9,753
12/09         $10,084              $11,012
12/10         $10,301              $11,274
12/11         $11,510              $12,480
12/12         $12,991              $13,326
12/13         $12,299              $12,986
12/14         $13,973              $14,162
12/15         $14,602              $14,629
12/16         $14,529              $14,665
12/17         $15,482              $15,464

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

10 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

Performance Update | 12/31/17                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
                                    Bloomberg
                                    Barclays
              If         If         Municipal
Period        Held       Redeemed   Bond Index
--------------------------------------------------------------------------------
10 years      4.12%      4.12%      4.46%
5 years       2.78       2.78       3.02
1 year        5.72       5.72       5.45
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2017)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.56%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer AMT-Free     Bloomberg Barclays
              Municipal Fund       Municipal Bond Index
12/07         $10,000              $10,000
12/08         $ 8,444              $ 9,753
12/09         $10,380              $11,012
12/10         $10,511              $11,274
12/11         $11,650              $12,480
12/12         $13,052              $13,326
12/13         $12,262              $12,986
12/14         $13,826              $14,162
12/15         $14,342              $14,629
12/16         $14,161              $14,665
12/17         $14,971              $15,464

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 11

Performance Update | 12/31/17                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
              Net        Bloomberg
              Asset      Barclays
              Value      Municipal
Period        (NAV)      Bond Index
--------------------------------------------------------------------------------
10 years      5.17%      4.46%
5 years       3.84       3.02
1 year        6.84       5.45
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2017)
--------------------------------------------------------------------------------
              Gross      Net
--------------------------------------------------------------------------------
              0.64%      0.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

              Pioneer AMT-Free     Bloomberg Barclays
              Municipal Fund       Municipal Bond Index
12/07         $5,000,000           $5,000,000
12/08         $4,260,047           $4,876,277
12/09         $5,286,500           $5,505,999
12/10         $5,410,201           $5,636,983
12/11         $6,061,602           $6,240,148
12/12         $6,856,466           $6,663,232
12/13         $6,506,960           $6,493,065
12/14         $7,409,039           $7,080,764
12/15         $7,769,251           $7,314,512
12/16         $7,749,549           $7,332,659
12/17         $8,279,480           $7,732,171

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2018, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from July 1, 2017 through December 31, 2017.

--------------------------------------------------------------------------------
Share Class                            A                 C                 Y
--------------------------------------------------------------------------------
Beginning Account                  $1,000.00         $1,000.00         $1,000.00
Value on 7/1/17
--------------------------------------------------------------------------------
Ending Account                     $1,021.28         $1,016.73         $1,022.59
Value on 12/31/17
--------------------------------------------------------------------------------
Expenses Paid                      $    4.08         $    7.88         $    2.80
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.80%, 1.55% and 0.55%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2017 through December 31, 2017.

--------------------------------------------------------------------------------
Share Class                            A                 C                 Y
--------------------------------------------------------------------------------
Beginning Account                  $1,000.00         $1,000.00         $1,000.00
Value on 7/1/17
--------------------------------------------------------------------------------
Ending Account                     $1,021.17         $1,017.39         $1,022.43
Value on 12/31/17
--------------------------------------------------------------------------------
Expenses Paid                      $    4.08         $    7.88         $    2.80
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.80%, 1.55% and 0.55%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

Schedule of Investments | 12/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                UNAFFILIATED ISSUERS -- 99.9%
                                MUNICIPAL BONDS -- 99.9% of Net Assets (a)
                                Arizona -- 2.1%
       5,680,000                Arizona Department of Transportation State
                                Highway Fund Revenue, 5.0%, 7/1/30                        $       6,901,200
      10,000,000                City of Mesa, Utility System Revenue,
                                3.25%, 7/1/29                                                    10,319,600
       8,000,000(b)             City of Phoenix, 5.0%, 7/1/27                                     9,866,320
          19,000                County of Pima, Industrial Development Authority,
                                Arizona Charter Schools Project, Series C,
                                6.75%, 7/1/31                                                        19,141
         500,000(c)             County of Pima, Industrial Development Authority,
                                Paradise Education Center Project, 6.1%, 6/1/45                     531,115
       1,000,000                Maricopa County Pollution Control Corp.,
                                Southern California Education Co., Series A,
                                5.0%, 6/1/35                                                      1,062,960
                                                                                          -----------------
                                                                                          $      28,700,336
-----------------------------------------------------------------------------------------------------------
                                California -- 10.5%
      10,000,000(d)             Alameda Corridor Transportation Authority,
                                California Revenue Capital Appreciation Senior Lien,
                                Series A, 10/1/31 (NATL Insured)                          $       6,359,900
       2,260,000(d)             Anaheim Public Financing Authority, Public
                                Improvements Project, Series C, 9/1/22
                                (AGM Insured)                                                     2,030,565
      12,595,000(d)             Anaheim Public Financing Authority, Public
                                Improvements Project, Series C, 9/1/36
                                (AGM Insured)                                                     6,284,905
       2,985,000(d)             California County Tobacco Securitization Agency,
                                Capital Appreciation, Asset-Backed, Gold
                                Country, 6/1/33                                                   1,168,359
      20,000,000(d)             California County Tobacco Securitization Agency,
                                Capital Appreciation, Stanislaus County,
                                Subordinated, Series A, 6/1/46                                    3,100,600
      28,600,000(d)             California County Tobacco Securitization Agency,
                                Capital Appreciation, Stanislaus County,
                                Subordinated, Series B, 6/1/46                                    4,608,032
      36,350,000(d)             California County Tobacco Securitization Agency,
                                Capital Appreciation, Stanislaus County,
                                Subordinated, Series D, 6/1/55                                    1,691,365
       6,400,000                California Educational Facilities Authority,
                                Stanford University, Series U-A, 5.0%, 5/1/45                     8,939,264
       4,000,000(c)             California Statewide Communities Development
                                Authority, Enloe Medical Center, 5.75%, 8/15/38
                                (CAMTG Insured)                                                   4,107,160
      10,000,000(c)             California Statewide Communities Development
                                Authority, St Joseph, Series B, 5.75%, 7/1/47
                                (FGIC Insured)                                                   10,213,100
       3,575,000                California Statewide Communities Development
                                Authority, Sutter Health, Series A, 6.0%, 8/15/42                 3,975,471

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 15

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                California -- (continued)
       5,000,000                City of San Francisco, Public Utilities Commission
                                Water Revenue, Series A, 4.0%, 11/1/33                    $       5,446,750
       7,000,000                City of San Francisco, Public Utilities Commission
                                Water Revenue, Series A, 4.0%, 11/1/34                            7,605,990
       5,000,000(b)             Coast Community College District, Election 2012,
                                Series D, 5.0%, 8/1/31                                            6,188,400
      16,000,000                Golden State Tobacco Securitization Corp.,
                                Asset-Backed, Series A-1, 5.125%, 6/1/47                         15,987,200
       3,000,000                Long Beach Bond Finance Authority, Series A,
                                5.5%, 11/15/37                                                    3,940,470
      10,000,000                Los Angeles County Metropolitan Transportation
                                Authority, Series A, 5.0%, 7/1/30                                12,426,100
       2,180,000(b)             Pomona Unified School District, Series A, 6.55%,
                                8/1/29 (NATL Insured)                                             2,861,424
       3,000,000                Rialto Redevelopment Agency, Merged Project Area,
                                Series A, 6.25%, 9/1/37                                           3,093,120
       5,000,000(b)(d)          San Diego Unified School District,
                                Series R2, 7/1/40                                                 4,411,850
       3,500,000                San Francisco City & County Airport
                                Comm-San Francisco International Airport, Series B,
                                5.0%, 5/1/47                                                      4,153,415
       1,500,000(b)             San Jose Evergreen Community College District,
                                Election of 2010, Series A, 5.0%, 8/1/41                          1,679,145
       1,500,000(c)             Santa Cruz County Redevelopment Agency,
                                Live Oak / Soquel Community Improvement,
                                Series A, 6.625%, 9/1/29                                          1,623,810
       1,405,000(b)(d)          Santa Maria Joint Union High School District,
                                Capital Appreciation, Election 2004, 8/1/27
                                (NATL Insured)                                                    1,076,511
       3,750,000                Tobacco Securitization Authority of Southern
                                California, Series A-1, 5.0%, 6/1/37                              3,758,588
       5,000,000                University of California, Series AV, 5.0%, 5/15/35                6,065,850
       6,895,000(b)             Yuba Community College District, Series A,
                                3.0%, 8/1/32                                                      6,931,268
                                                                                          -----------------
                                                                                          $     139,728,612
-----------------------------------------------------------------------------------------------------------
                                Colorado -- 1.4%
       2,500,000                Regional Transportation District, Denver Trans
                                Partners, 6.0%, 1/15/26                                   $       2,756,250
       1,250,000                Regional Transportation District, Denver Trans
                                Partners, 6.0%, 1/15/34                                           1,371,275
       1,000,000                Regional Transportation District, Denver Trans
                                Partners, 6.0%, 1/15/41                                           1,093,900
       2,000,000                Regional Transportation District, Denver Trans
                                Partners, 6.5%, 1/15/30                                           2,239,160
       5,000,000                University of Colorado, Series A-2, 4.0%, 6/1/38                  5,505,300
       5,000,000                University of Colorado, Series A-2, 4.0%, 6/1/39                  5,500,550
                                                                                          -----------------
                                                                                          $      18,466,435
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                Connecticut -- 0.2%
       3,000,000(b)             The Metropolitan District, 3.0%, 3/1/29                   $       3,013,380
-----------------------------------------------------------------------------------------------------------
                                Delaware -- 0.4%
       4,975,000                Delaware State Economic Development Authority,
                                Facility-Indian River Power, 5.375%, 10/1/45              $       5,203,502
-----------------------------------------------------------------------------------------------------------
                                District of Columbia -- 1.6%
      10,000,000                District of Columbia Tobacco Settlement Financing
                                Corp., Asset-Backed, 6.75%, 5/15/40                       $      10,462,800
      20,000,000(d)             District of Columbia Tobacco Settlement Financing
                                Corp., Capital Appreciation, Asset-Backed,
                                Series A, 6/15/46                                                 2,887,200
       7,950,000                District of Columbia, Deed Tax-Housing Production
                                Trust Fund, Series A, 4.25%, 6/1/37 (NATL Insured)                7,964,230
                                                                                          -----------------
                                                                                          $      21,314,230
-----------------------------------------------------------------------------------------------------------
                                Florida -- 5.7%
       2,000,000                Central Florida Expressway Authority, 5.0%, 7/1/38        $       2,377,460
       1,000,000                Central Florida Expressway Authority, 5.0%, 7/1/39                1,187,810
       2,615,000                City of Tampa, Baycare Health Care, Series A,
                                5.0%, 11/15/46                                                    3,006,099
       4,500,000                County of Hillsborough, Utility Revenue, 3.0%, 8/1/37             4,480,110
         310,000                County of Madison, First Mortgage-Twin Oaks
                                Project, Series A, 6.0%, 7/1/25                                    310,000
       5,000,000                County of Miami-Dade Water & Sewer System
                                Revenue, Series A, 4.0%, 10/1/40                                  5,371,400
       5,000,000(c)             County of Miami-Dade, Aviation Revenue, Series B,
                                5.5%, 10/1/41                                                     5,337,600
       2,500,000                County of Orange, Water Utility System Revenue,
                                3.0%, 10/1/32                                                     2,530,475
       4,645,000                County of Orange, Water Utility System Revenue,
                                3.0%, 10/1/34                                                     4,656,148
       3,000,000                Escambia County Health Facilities Authority, Baptist
                                Hospital, Inc. Project, Series A, 6.0%, 8/15/36                   3,288,780
       1,390,000                Florida Development Finance Corp., Renaissance
                                Charter School, Series A, 6.0%, 9/15/30                           1,474,651
       5,000,000                Florida's Turnpike Enterprise, Department
                                Transportation, Series A, 4.0%, 7/1/30                            5,409,600
       6,850,000                JEA Water & Sewer System Revenue, Series A,
                                4.0%, 10/1/34                                                     7,491,503
       3,400,000(c)             St. Johns County Industrial Development Authority,
                                Presbyterian Retirement, Series A, 6.0%, 8/1/45                   3,763,528
      10,000,000(b)             State of Florida, Capital Outlay, Series A,
                                3.0%, 6/1/29                                                     10,330,400
       5,430,000(b)             State of Florida, Capital Outlay, Series B,
                                5.0%, 6/1/27                                                      6,704,204
       8,000,000(b)             State of Florida, Capital Outlay, Series C,
                                3.0%, 6/1/30                                                      8,182,960
                                                                                          -----------------
                                                                                           $     75,902,728
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                Georgia -- 4.0%
       5,750,000                Burke County Development Authority, Oglethorpe
                                Power Corp. Vogtle, Series E, 7.0%, 1/1/23                $       5,749,655
       8,000,000(b)             City of Atlanta, Public Improvement, 4.5%, 12/1/29                9,217,920
       2,040,000(b)             County of Fulton, Library Bond, 3.25%, 7/1/37                     2,085,247
       2,870,000(b)             County of Fulton, Library Bond, 3.5%, 7/1/39                      2,961,410
       4,790,000(b)             County of Fulton, Library Bond, 4.0%, 7/1/40                      5,241,218
      10,000,000                Forsyth County Water & Sewerage Authority,
                                5.0%, 4/1/41                                                     11,625,200
       5,000,000                Metropolitan Atlanta Rapid Transit Authority,
                                Series C, 3.5%, 7/1/38                                            5,146,800
       2,000,000(e)             Monroe County Development Authority, Power Co.

                                Plant-Scherer 1St SE, 2.0%, 7/1/25                                1,989,820
       5,000,000                Municipal Electric Authority of Georgia, Project 1,
                                Subordinated, Series A, 5.0%, 1/1/28                              5,951,300
       2,750,000                Private Colleges & Universities Authority, Emory
                                University, Series A, 5.0%, 10/1/43                               3,133,020
                                                                                          -----------------
                                                                                          $      53,101,590
-----------------------------------------------------------------------------------------------------------
                                Illinois -- 3.2%
       1,000,000                Illinois Finance Authority, American Water Capital
                                Corp., Project, 5.25%, 5/1/40                             $       1,054,570
       1,000,000                Illinois Finance Authority, Art Institute Of Chicago,
                                4.0%, 3/1/38                                                      1,059,240
       1,500,000                Illinois Finance Authority, Art Institute Of Chicago,
                                5.0%, 3/1/30                                                      1,753,530
       5,000,000                Illinois Finance Authority, Centegra Health System,
                                Series A, 5.0%, 9/1/42                                            5,340,800
       1,500,000                Illinois Finance Authority, Northwestern Memorial
                                Healthcare, 4.0%, 7/15/36                                         1,612,950
       2,175,000                Illinois Finance Authority, Northwestern Memorial
                                Healthcare, 4.0%, 7/15/37                                         2,332,970
       3,000,000                Illinois Finance Authority, Northwestern Memorial
                                Healthcare, 4.0%, 7/15/47                                         3,195,270
       8,540,000                Illinois Finance Authority, Presence Health Network,
                                Series C, 5.0%, 2/15/33                                           9,681,884
       1,000,000                Illinois Finance Authority, Presence Health Network,
                                Series C, 5.0%, 2/15/36                                           1,125,320
       5,000,000                Illinois Finance Authority, Roosevelt University
                                Project, 6.5%, 4/1/39                                             5,311,150
       4,000,000                Illinois Finance Authority, Silver Cross Hospital And
                                Medical, 5.5%, 8/15/30                                            4,073,840
       5,000,000(f)             Metropolitan Pier & Exposition Authority,
                                Mccormick Place Convention, 7.0%, 7/1/26                          6,118,500
                                                                                          -----------------
                                                                                          $      42,660,024
-----------------------------------------------------------------------------------------------------------
                                Indiana -- 0.4%
       2,000,000                Indiana Bond Bank, Special Program-Hendricks
                                Regional Health, Series A, 5.5%, 2/1/29 (MORAL
                                OBLIG Insured)                                            $       2,090,260

The accompanying notes are an integral part of these financial statements.

18 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                Indiana -- (continued)
       3,000,000                Indiana University, Series A, 4.0%, 6/1/42                $       3,210,330
         165,000                Indianapolis Local Public Improvement Bond Bank,
                                Series B, 6.0%, 1/10/20                                             170,869
                                                                                          -----------------
                                                                                          $       5,471,459
-----------------------------------------------------------------------------------------------------------
                                Louisiana -- 0.6%
       6,000,000                Jefferson Parish Hospital Service District No. 2,
                                East Jefferson General Hospital, 6.375%, 7/1/41           $       6,230,400
         245,000                Louisiana Local Government Environmental
                                Facilities & Community Development Authority,
                                Capital Projects And Equipment Acquisition,
                                5.25%, 12/1/18 (AMBAC Insured)                                      245,723
         400,000(c)             Louisiana State Citizens Property Insurance Corp.,
                                5.0%, 6/1/24                                                        453,856
         500,000(c)             Louisiana State Citizens Property Insurance Corp.,
                                5.0%, 6/1/24 (AGM Insured)                                          567,320
                                                                                          -----------------
                                                                                          $       7,497,299
-----------------------------------------------------------------------------------------------------------
                                Maine -- 0.9%
       4,500,000                Maine Health & Higher Educational Facilities
                                Authority, Maine General Medical Center,
                                6.75%, 7/1/36                                             $       4,947,570
       3,040,000                Maine Health & Higher Educational Facilities
                                Authority, Maine General Medical Center,
                                6.95%, 7/1/41                                                     3,365,706
       2,745,000                University of Maine, 5.0%, 3/1/25 (AGM Insured)                   3,320,324
                                                                                          -----------------
                                                                                          $      11,633,600
-----------------------------------------------------------------------------------------------------------
                                Maryland -- 3.3%
       3,000,000                County of Frederick, Mount Sainterest Mary's
                                University, 5.625%, 9/1/38                                $       3,003,120
       2,000,000                Maryland Economic Development Corp., Potomac,
                                6.2%, 9/1/22                                                      2,107,280
         900,000(g)             Maryland Economic Development Corp., Senior
                                Lien-Chesapeake Bay, Series A, 5.0%, 12/1/16                        540,000
         400,000(g)             Maryland Economic Development Corp., Senior
                                Lien-Chesapeake Bay, Series B, 5.0%, 12/1/16                        240,000
       6,250,000                Maryland Health & Higher Educational Facilities
                                Authority, Ascension Health, Series B,
                                5.0%, 11/15/51                                                    6,936,812
       6,350,000(b)             State of Maryland, Series A, 3.0%, 3/1/30                         6,444,107
       5,000,000(b)             State of Maryland, Series A, 5.0%, 3/15/29                        6,202,450
       5,175,000(b)             Washington Suburban Sanitary Commission,
                                Consolidated Public Improvement, 3.0%, 6/1/35                     5,190,215
       5,180,000(b)             Washington Suburban Sanitary Commission,
                                Consolidated Public Improvement, 3.0%, 6/1/37                     5,142,186
       3,880,000(b)             Washington Suburban Sanitary Commission,
                                Consolidated Public Improvement, Second Series,
                                4.0%, 6/1/43                                                      4,137,360

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 19

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                Maryland -- (continued)
       3,735,000(b)             Washington Suburban Sanitary Commission,
                                Consolidated Public Improvement, Second Series,
                                4.0%, 6/1/44                                              $       3,969,222
                                                                                          -----------------
                                                                                          $      43,912,752
-----------------------------------------------------------------------------------------------------------
                                Massachusetts -- 18.1%
       1,055,000(b)             City of Beverly, 3.125%, 10/15/39                         $       1,036,115
       1,095,000(b)             City of Beverly, Municipal Purpose Loan,
                                4.0%, 10/15/27                                                    1,261,998
       1,095,000(b)             City of Beverly, Municipal Purpose Loan,
                                4.0%, 10/15/28                                                    1,256,326
       2,720,000(b)             City of Cambridge, Municipal Purpose Loan,
                                4.0%, 2/15/25                                                     3,117,990
       1,375,000(b)             City of Cambridge, Municipal Purpose Loan,
                                4.0%, 2/15/26                                                     1,594,587
       5,075,000(b)             City of Cambridge, Municipal Purpose Loan,
                                Series A, 3.0%, 2/15/35                                           5,163,000
       6,400,000(b)(h)          Commonwealth of Massachusetts, St. Fltg,
                                Series A, 1.472% (3 Month USD LIBOR +
                                55 bps), 11/1/25                                                  6,379,840
       1,300,000(b)             Concord & Carlisle Regional School District,
                                3.0%, 3/15/29                                                     1,346,917
       1,300,000(b)             Concord & Carlisle Regional School District,
                                3.0%, 3/15/31                                                     1,332,760
       1,300,000(b)             Concord & Carlisle Regional School District,
                                3.0%, 3/15/33                                                     1,321,931
       7,175,000(d)             Massachusetts Bay Transportation Authority,
                                Series A, 7/1/28                                                  5,476,893
       5,000,000(d)             Massachusetts Department of Transportation,
                                Series A, 1/1/28 (NATL Insured)                                   3,794,300
       4,200,000                Massachusetts Development Finance Agency,
                                Agency Williams College, Series P, 5.0%, 7/1/43                   4,756,668
       1,000,000                Massachusetts Development Finance Agency,
                                Babson College, 5.0%, 10/1/21                                     1,113,420
       1,000,000                Massachusetts Development Finance Agency,
                                Babson College, 5.0%, 10/1/22                                     1,104,250
       1,500,000                Massachusetts Development Finance Agency,
                                Berklee College Music, 5.0%, 10/1/35                              1,768,335
       1,000,000                Massachusetts Development Finance Agency,
                                Berkshire Health System, Series G, 5.0%, 10/1/30                  1,108,140
       4,000,000                Massachusetts Development Finance Agency,
                                Boston University, Series X, 5.0%, 10/1/48                        4,610,480
       2,865,000                Massachusetts Development Finance Agency,
                                Broad Institute, 4.0%, 4/1/41                                     3,115,516
       2,000,000                Massachusetts Development Finance Agency,
                                Broad Institute, 5.0%, 4/1/37                                     2,412,680
      10,000,000(c)             Massachusetts Development Finance Agency, Broad
                                Institute, Inc., Series A, 5.25%, 4/1/37                         11,109,000

The accompanying notes are an integral part of these financial statements.

20 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                Massachusetts - (continued)
       6,255,000(c)             Massachusetts Development Finance Agency, Broad
                                Institute, Inc., Series A, 5.375%, 4/1/41                 $       6,973,262
       1,000,000                Massachusetts Development Finance Agency,
                                Foxborough Regional Charter School, Series A,
                                7.0%, 7/1/42                                                      1,077,700
       5,000,000                Massachusetts Development Finance Agency,
                                Harvard University, Series A, 4.0%, 7/15/36                       5,500,400
       1,000,000                Massachusetts Development Finance Agency,
                                Harvard University, Series A, 5.0%, 7/15/40                       1,351,640
         835,000(c)             Massachusetts Development Finance Agency,
                                Harvard University, Series A, 5.5%, 11/15/36                       864,150
       2,565,000(c)             Massachusetts Development Finance Agency,
                                Harvard University, Series A, 5.5%, 11/15/36                      2,654,544
       5,000,000                Massachusetts Development Finance Agency,
                                Lawrence General Hospital, Series A, 5.5%, 7/1/44                 5,591,800
       4,000,000                Massachusetts Development Finance Agency, Lowell
                                General Hospital, Series G, 5.0%, 7/1/44                          4,337,080
         400,000                Massachusetts Development Finance Agency,
                                Milford Regional Medical Center, Series F,
                                5.625%, 7/15/36                                                     443,904
         500,000                Massachusetts Development Finance Agency,
                                Milford Regional Medical Center, Series F,
                                5.75%, 7/15/43                                                      555,345
       2,000,000                Massachusetts Development Finance Agency,
                                Northeastern University, 4.0%, 10/1/35                            2,088,660
         450,000                Massachusetts Development Finance Agency,
                                Northeastern University, Series A, 5.0%, 3/1/39                     508,639
       9,930,000                Massachusetts Development Finance Agency,
                                Partners Healthcare, 5.0%, 7/1/31                                11,587,516
       8,000,000                Massachusetts Development Finance Agency,
                                Partners Healthcare System, Series S, 4.0%, 7/1/35                8,614,720
       2,700,000                Massachusetts Development Finance Agency,
                                Partners Healthcare, Series O, 4.0%, 7/1/45                       2,817,288
         400,000                Massachusetts Development Finance Agency, Tufts
                                Medical, Series I, 6.75%, 1/1/36                                    457,720
         600,000(c)             Massachusetts Development Finance Agency, Tufts
                                Meducation Center, Series, 6.75%, 1/1/36                            685,068
       1,000,000                Massachusetts Development Finance Agency, Tufts
                                University, Series Q, 4.0%, 8/15/38                               1,070,430
       1,000,000                Massachusetts Development Finance Agency,
                                Umass Memorial, Series H, 5.125%, 7/1/26                          1,093,630
       4,080,000(d)             Massachusetts Development Finance Agency,
                                WGBH Educational Foundation, Series B,
                                1/1/38 (AGC Insured)                                              1,983,451
       6,185,000                Massachusetts Development Finance Agency,
                                WGBH Foundation, Series A, 5.75%, 1/1/42
                                (AMBAC Insured)                                                   8,759,073
       1,680,000                Massachusetts Development Finance Agency,
                                Wheelock College, Series C, 5.25%, 10/1/29                        1,680,319

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 21

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                Massachusetts - (continued)
       3,320,000                Massachusetts Development Finance Agency,
                                Wheelock College, Series C, 5.25%, 10/1/37                $       3,314,256
       1,585,000                Massachusetts Development Finance Agency,
                                Whitehead Institute Biomedical Research,
                                5.0%, 6/1/25                                                      1,750,395
       2,500,000                Massachusetts Development Finance Agency,
                                Worcester Polytechnic Institute, 4.0%, 9/1/49                     2,583,700
       1,250,000                Massachusetts Development Finance Agency,
                                Worcester Polytechnic Institute, 5.0%, 9/1/50                     1,376,237
       3,220,000(c)             Massachusetts Health & Educational Facilities
                                Authority, Boston Medical Center, 5.25%, 7/1/38                   3,279,409
         395,000(c)             Massachusetts Health & Educational Facilities
                                Authority, Boston Medical Center, 5.25%, 7/1/38                     402,288
       2,335,000                Massachusetts Health & Educational Facilities
                                Authority, Massachusetts Eye And Ear Infirmary,
                                Series C, 5.375%, 7/1/35                                          2,474,843
      16,950,000                Massachusetts Health & Educational Facilities
                                Authority, Massachusetts Institute of Technology,
                                Series K, 5.5%, 7/1/32                                           23,150,480
       1,000,000(c)             Massachusetts Health & Educational Facilities
                                Authority, Massachusetts Institute of Technology,
                                Series O, 5.5%, 7/1/36                                            1,020,180
       2,000,000                Massachusetts Health & Educational Facilities
                                Authority, Northeastern University, Series T-2,
                                4.125%, 10/1/37                                                   2,050,600
       7,000,000                Massachusetts Port Authority, Senior, Series B,
                                5.0%, 8/15/29                                                     7,941,360
       1,000,000                Massachusetts Port Authority, Series B, 5.0%, 7/1/32              1,129,260
       1,000,000                Massachusetts Port Authority, Series B, 5.0%, 7/1/33              1,124,670
       3,000,000                Massachusetts Port Authority, Series C, 5.0%, 7/1/33              3,525,600
       3,975,000                Massachusetts State College Building Authority,
                                Series A, 5.0%, 5/1/28 (ST INTERCEPT Insured)                     4,458,161
       2,420,000                Massachusetts Water Resources Authority, General,
                                Series B, 5.25%, 8/1/36 (AGM Insured)                             3,342,698
       5,000,000(b)             Town of Braintree, 5.0%, 5/15/25                                  6,037,800
       1,875,000(b)             Town of Lexington, 4.0%, 2/15/21                                  2,007,694
       1,305,000(b)             Town of Nantucket, 2.0%, 12/15/27                                 1,279,487
       1,955,000(b)             Town of Norwood, Municipal Purpose Loan,
                                2.125%, 7/15/30                                                   1,897,093
       1,535,000(b)             Town of Plymouth, Municipal Purpose Loan,
                                3.375%, 5/1/32                                                    1,602,387
       1,265,000(b)             Town of Plymouth, Municipal Purpose Loan,
                                3.5%, 5/1/35                                                      1,313,045
       3,500,000(b)             Town of Plymouth, Municipal Purpose Loan,
                                3.5%, 5/1/44                                                      3,564,155
       2,635,000(b)             Town of Plymouth, Municipal Purpose Loan,
                                5.0%, 5/1/29                                                      3,254,041
       1,590,000(b)             Town of Reading, 3.0%, 4/15/20                                    1,638,241

The accompanying notes are an integral part of these financial statements.

22 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                Massachusetts - (continued)
       1,385,000(b)             Town of Reading, 3.0%, 4/15/22                            $       1,456,120
       1,625,000(b)             Town of Reading, 3.0%, 4/15/23                                    1,727,050
       1,000,000(b)             Town of Wellesley, Municipal Purpose Loan,
                                4.0%, 6/1/41                                                      1,074,940
       4,000,000(b)             Town of Wellesley, Municipal Purpose Loan,
                                4.0%, 6/1/45                                                      4,288,680
       4,500,000(b)             Town of Wilmington, School, 4.0%, 3/15/37                         4,787,775
       2,500,000                University of Massachusetts Building Authority,
                                Series 1, 5.0%, 11/1/39                                           2,795,775
       4,160,000                Woods Hole Marthas Vineyard & Nantucket
                                Steamship Authority, Series A, 4.0%, 3/1/28
                                (ST GTD Insured)                                                  4,665,232
                                                                                          -----------------
                                                                                          $     241,191,137
-----------------------------------------------------------------------------------------------------------
                                Michigan -- 0.7%
       3,050,000                Michigan Public Educational Facilities Authority,
                                Limited Obligation-David Ellis-West Project,
                                5.875%, 6/1/37                                            $       2,962,221
       5,000,000                University of Michigan, 5.0%, 4/1/36                              5,954,600
                                                                                          -----------------
                                                                                          $       8,916,821
-----------------------------------------------------------------------------------------------------------
                                Minnesota -- 1.3%
       3,000,000                City of Rochester, Mayo Clinic, Series B,
                                5.0%, 11/15/29                                            $       3,769,770
       2,400,000                City of Rochester, Mayo Clinic, Series B,
                                5.0%, 11/15/36                                                    3,161,352
       5,000,000(b)             State of Minnesota, Series B, 3.0%, 10/1/36                       4,999,850
       2,875,000                University of Minnesota, Series A, 5.0%, 4/1/33                   3,450,058
         600,000                University of Minnesota, Series B, 4.0%, 1/1/20                     627,792
       1,000,000                University of Minnesota, Series B, 4.0%, 1/1/29                   1,098,800
         860,000                University of Minnesota, Series B, 4.0%, 1/1/30                     940,926
                                                                                          -----------------
                                                                                          $      18,048,548
-----------------------------------------------------------------------------------------------------------
                                Mississippi -- 0.2%
       2,750,000                County of Warren, International Paper Co., Series A,
                                5.8%, 5/1/34                                              $       3,010,810
-----------------------------------------------------------------------------------------------------------
                                Missouri -- 1.2%
       2,500,000                Health & Educational Facilities Authority of the
                                State of Missouri, CoxHealth Hospital, Series A,
                                5.0%, 11/15/35                                            $       2,852,150
       4,000,000                Health & Educational Facilities Authority of the
                                State of Missouri, Mercy Health, Series F,
                                4.0%, 11/15/45                                                    4,198,280
       2,000,000                Missouri Development Finance Board, City of
                                Independence-Annual Appropriation Sewer System,
                                5.25%, 11/1/42                                                    2,281,340

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 23

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                Missouri -- (continued)
          75,000                Missouri State Environmental Improvement &
                                Energy Resources Authority, Unrefunded Balance-St.

                                Revolving, 5.125%, 1/1/20                                 $          75,214
       5,500,000                University of Missouri, Series A, 5.0%, 11/1/25                   6,575,140
                                                                                          -----------------
                                                                                          $      15,982,124
-----------------------------------------------------------------------------------------------------------
                                New Hampshire -- 1.0%
       4,000,000                New Hampshire Health & Education Facilities
                                Authority Act, Catholic Medical Centre,
                                3.75%, 7/1/40                                             $       4,015,880
       7,850,000                New Hampshire Health & Education Facilities
                                Authority Act, Wentworth Douglas Hospital,
                                Series A, 6.5%, 1/1/41                                            8,943,034
                                                                                          -----------------
                                                                                          $      12,958,914
-----------------------------------------------------------------------------------------------------------
                                New Jersey -- 1.9%
       5,000,000                New Jersey Educational Facilities Authority,
                                Princeton University, Series B, 5.0%, 7/1/27              $       6,215,000
       3,000,000                New Jersey Educational Facilities Authority,
                                Princeton University, Series B, 5.0%, 7/1/39                      3,325,860
      10,000,000                New Jersey Educational Facilities Authority,
                                Princeton University, Series C, 4.0%, 7/1/47                     10,950,700
       2,000,000                New Jersey Transportation Trust Fund Authority,
                                Transportation System, Series A, 5.5%, 6/15/41
                                (ST APPROP Insured)                                               2,149,760
       1,640,000(b)             Township of Plainsboro, General Improvement,
                                2.0%, 8/1/24                                                      1,645,035
       1,850,000(b)             Township of Plainsboro, General Improvement,
                                2.0%, 8/1/25                                                      1,847,391
                                                                                          -----------------
                                                                                          $      26,133,746
-----------------------------------------------------------------------------------------------------------
                                New York -- 2.9%
       5,030,000                New York State Dormitory Authority, Columbia
                                University, 5.0%, 10/1/41                                 $       5,504,933
       5,000,000                New York State Dormitory Authority, Columbia
                                University, Series A-2, 5.0%, 10/1/46                             7,037,900
       5,515,000                New York State Dormitory Authority, Insured-FIT
                                Student Housing Corp., 5.25%, 7/1/24
                                (NATL Insured)                                                    6,326,367
       4,500,000                New York State Dormitory Authority, New York
                                University, Series A, 4.0%, 7/1/36                                4,939,605
       5,015,000                New York State Dormitory Authority, Series A,
                                5.0%, 3/15/31                                                     5,956,165
       3,250,000                New York State Dormitory Authority, Trustees of
                                Columbia University, 5.0%, 10/1/45                                4,552,307
       1,500,000                Port Authority of New York & New Jersey,
                                Consolidated Ninety-Third Series, 6.125%, 6/1/94                  1,850,220
       2,925,000(b)             White Plains City School District, 2.0%, 5/15/28
                                (ST AID WITHHLDG Insured)                                         2,815,751
                                                                                          -----------------
                                                                                          $      38,983,248
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                North Carolina -- 2.7%
       3,000,000                City of Charlotte, Storm Water Revenue,
                                4.0%, 12/1/43                                             $       3,232,560
       3,000,000                City of Fayetteville, Public Works Commission
                                Revenue, 3.0%, 3/1/33                                             3,028,140
       2,000,000(b)             City of Raleigh, Series A, 5.0%, 9/1/20                           2,175,880
       6,565,000(b)             City of Raleigh, Series A, 5.0%, 9/1/28                           8,411,012
       3,730,000(b)             City of Winston-Salem, Series B, 4.0%, 6/1/33                     4,199,868
       5,400,000                North Carolina Municipal Power Agency No. 1,
                                Series A, 5.0%, 1/1/28                                            6,454,782
       2,500,000(b)             State of North Carolina, Series A, 5.0%, 6/1/27                   3,097,575
       5,000,000(b)             State of North Carolina, Series A, 5.0%, 6/1/28                   6,168,950
                                                                                          -----------------
                                                                                          $      36,768,767
-----------------------------------------------------------------------------------------------------------
                                North Dakota -- 0.4%
       5,000,000                County of McLean, Great River Energy, Series B,
                                5.15%, 7/1/40                                             $       5,250,350
-----------------------------------------------------------------------------------------------------------
                                Ohio -- 3.6%
      50,000,000(d)             Buckeye Tobacco Settlement Financing Authority,
                                Asset-Backed, 2nd Subordinated, Series C, 6/1/52          $       1,370,500
      10,000,000                Buckeye Tobacco Settlement Financing Authority,
                                Asset-Backed, Series A-2, 5.75%, 6/1/34                           9,649,700
       9,000,000                Buckeye Tobacco Settlement Financing Authority,
                                Asset-Backed, Series A-2, 6.5%, 6/1/47                            9,000,090
       5,000,000(b)             City of Columbus, Series A, 4.0%, 4/1/31                          5,615,500
       4,200,000(c)             County of Lake, Lake Hospital, 6.0%, 8/15/43                      4,316,802
         800,000                County of Lake, Lake Hospital, Series S,
                                6.0%, 8/15/43                                                       821,536
      10,000,000                JobsOhio Beverage System, Senior Lien, Series A,
                                5.0%, 1/1/38                                                     11,087,600
       5,000,000(b)(c)          State of Ohio, Common Schools, Series B,
                                5.0%, 6/15/29                                                     5,678,950
                                                                                          -----------------
                                                                                          $      47,540,678
-----------------------------------------------------------------------------------------------------------
                                Oklahoma -- 0.2%
       3,200,000                McGee Creek Authority, Oklahoma Water Revenue,
                                6.0%, 1/1/23 (NATL Insured)                               $       3,470,688
-----------------------------------------------------------------------------------------------------------
                                Oregon -- 1.9%
       5,000,000(b)             Clackamas County School District No. 7J Lake
                                Oswego, School District, 4.0%, 6/1/43
                                (SCH BD GTY Insured)                                      $       5,424,300
       3,000,000(b)             Deschutes & Jefferson Counties School District
                                No. 2J Redmond, 3.0%, 6/15/32
                                (SCH BD GTY Insured)                                              3,018,000
       2,000,000(b)(d)          Multnomah County School District No. 40, Deferred
                                Interest, Series B, 6/15/30 (SCH BD GTY Insured)                  1,416,500
       2,000,000(b)(d)          Multnomah County School District No. 40, Deferred
                                Interest, Series B, 6/15/31 (SCH BD GTY Insured)                  1,357,840

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 25

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                Oregon -- (continued)
       1,715,000(b)(d)          Multnomah County School District No. 40, Deferred
                                Interest, Series B, 6/15/32 (SCH BD GTY Insured)          $       1,124,886
       2,000,000                Oregon Health & Science University, Series A,
                                5.0%, 7/1/42                                                      2,355,480
       1,500,000                Oregon Health & Science University, Series B,
                                5.0%, 7/1/28                                                      1,825,095
       7,030,000(b)             State of Oregon, Series J, 5.0%, 8/1/42                           8,452,169
                                                                                          -----------------
                                                                                          $      24,974,270
-----------------------------------------------------------------------------------------------------------
                                Pennsylvania -- 3.6%
         825,000                Chester County Industrial Development Authority,
                                Collegium Charter School, Series A,
                                5.125%, 10/15/37                                          $         863,197
         175,000                Chester County Industrial Development Authority,
                                Collegium Charter School, Series A, 5.25%, 10/15/47                 182,028
       4,095,000                Dauphin County General Authority, Pinnacle Health
                                System Project, 5.0%, 6/1/42                                      4,574,443
       3,725,000                Delaware County Industrial Development Authority,
                                Chester Charter School Arts Project, Series A,
                                5.125%, 6/1/46 (144A)                                             3,774,356
       1,000,000(c)             Pennsylvania Higher Educational Facilities Authority,
                                Edinboro University Foundation, 6.0%, 7/1/43                      1,106,140
      11,500,000(h)             Pennsylvania Higher Educational Facilities Authority,
                                Foundation Indiana University Pennsylvania,
                                Series A, 1.545% (3 Month USD LIBOR + 65 bps),
                                7/1/39 (XLCA Insured)                                             9,431,840
       4,750,000                Pennsylvania Higher Educational Facilities Authority,
                                Thomas Jefferson University, 5.0%, 9/1/39                         5,387,402
       1,000,000                Pennsylvania Higher Educational Facilities Authority,
                                University Pptys, Inc., East Stroudsburg, 5.0%, 7/1/42            1,037,710
       2,000,000                Pennsylvania Turnpike Commission, Series A-1,
                                5.0%, 12/1/42                                                     2,342,560
       3,435,000(c)             Pennsylvania Turnpike Commission, Subordinated,
                                Series D, 5.3%, 12/1/41                                           3,671,225
       2,500,000                Philadelphia Authority for Industrial Development,
                                Childrens Hospital Philadelphia, 4.0%, 7/1/35                     2,716,425
       3,750,000                Philadelphia Authority for Industrial Development,
                                Childrens Hospital Philadelphia, 4.0%, 7/1/36                     4,057,838
       2,500,000                Philadelphia Authority for Industrial Development,
                                Childrens Hospital Philadelphia, 4.0%, 7/1/37                     2,698,775
       2,500,000                Philadelphia Authority for Industrial Development,
                                Childrens Hospital Philadelphia, 5.0%, 7/1/42                     2,897,550
       3,000,000                Philadelphia Authority for Industrial Development,
                                Thomas Jefferson University, Series A, 4.0%, 9/1/42               3,121,350
                                                                                          -----------------
                                                                                          $      47,862,839
-----------------------------------------------------------------------------------------------------------
                                Puerto Rico -- 0.1%
       7,000,000(b)(g)          Commonwealth of Puerto Rico, Series A,
                                8.0%, 7/1/35                                              $       1,662,500
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                Rhode Island -- 0.9%
       6,140,000                Rhode Island Health & Educational Building Corp.,
                                Brown University, Series A, 4.0%, 9/1/37                  $       6,710,774
      41,290,000(d)             Tobacco Settlement Financing Corp., Asset-Backed,
                                Series A, 6/1/52                                                  4,040,227
      20,000,000(d)             Tobacco Settlement Financing Corp., Asset-Backed,
                                Series B, 6/1/52                                                  1,685,200
                                                                                          -----------------
                                                                                          $      12,436,201
-----------------------------------------------------------------------------------------------------------
                                South Carolina -- 1.4%
       1,000,000                SCAGO Educational Facilities Corp. for Pickens
                                School District, 3.25%, 12/1/28                           $       1,021,160
       8,265,000                South Carolina Public Service Authority, Santee
                                Cooper, Series D, 5.0%, 12/1/43                                   9,028,769
       7,675,000                South Carolina Transportation Infrastructure Bank,
                                Series A, 3.0%, 10/1/33                                           7,570,313
         500,000(b)             State of South Carolina, St. Economic Development,
                                Series A, 5.0%, 4/1/20                                              537,320
                                                                                          -----------------
                                                                                          $      18,157,562
-----------------------------------------------------------------------------------------------------------
                                Texas -- 8.9%
       3,550,000(d)             Central Texas Regional Mobility Authority, Capital
                                Appreciation, 1/1/26                                      $       2,743,440
       3,000,000(d)             Central Texas Regional Mobility Authority, Capital
                                Appreciation, 1/1/27                                              2,215,260
       7,100,000(d)             Central Texas Regional Mobility Authority, Capital
                                Appreciation, Senior Lien, 1/1/25                                 5,725,511
       2,500,000(c)             Central Texas Regional Mobility Authority, Sub Lien,
                                6.75%, 1/1/41                                                     2,866,275
       5,000,000(b)             City of Pearland, Refunding And Permanent
                                Improvement, 4.0%, 3/1/29                                         5,408,800
       8,285,000                Dallas Area Rapid Transit, Senior Lien, 5.25%,
                                12/1/29 (AMBAC Insured)                                          10,658,818
      11,900,000                Dallas Area Rapid Transit, Series A, 5.0%, 12/1/33               13,917,169
       5,080,000(b)             Eagle Mountain & Saginaw Independent School
                                District, 3.0%, 8/15/29 (PSF-GTD Insured)                         5,190,287
       5,000,000(b)             Grapevine-Colleyville Independent School District,
                                5.0%, 8/15/27 (PSF-GTD Insured)                                   6,054,750
       1,000,000                Harris County Cultural Education Facilities Finance
                                Corp., Ymca Greater Houston Area, 5.0%, 6/1/28                    1,083,590
         500,000                Harris County Cultural Education Facilities Finance
                                Corp., Ymca Greater Houston Area, 5.0%, 6/1/33                      536,920
       2,750,000(c)             Houston Higher Education Finance Corp., Rice
                                University Project, Series A, 5.0%, 5/15/35                       2,953,610
       5,000,000(b)             Lubbock-Cooper Independent School District,
                                4.0%, 2/15/49 (PSF-GTD Insured)                                   5,324,750
       2,000,000                New Hope Cultural Education Facilities Finance
                                Corp., Cardinal Bay, Inc., Village On The Park,
                                4.75%, 7/1/51                                                     2,110,080

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 27

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                Texas -- (continued)
       2,000,000                North Texas Tollway Authority, First Tier, Series D,
                                5.0%, 1/1/38                                              $       2,179,400
       4,000,000                North Texas Tollway Authority, Second Tier,
                                Series A, 5.0%, 1/1/30                                            4,677,200
       5,000,000                North Texas Tollway Authority, Second Tier,
                                Series A, 5.0%, 1/1/35                                            5,742,250
       7,525,000(b)             State of Texas, Highway Improvement,
                                5.0%, 4/1/29                                                      8,824,492
       4,000,000                Texas Municipal Gas Acquisition & Supply
                                Corp. III, 5.0%, 12/15/31                                         4,462,840
      10,410,000                Texas Private Activity Bond Surface Transportation
                                Corp., Senior Lien-LBJ Infrastructure,
                                7.0%, 6/30/40                                                    11,633,904
       2,755,000(c)             Texas State Public Finance Authority Charter
                                School Finance Corp., Education-Cosmos
                                Foundation, Inc., Series A, 6.2%, 2/15/40                         3,001,958
       4,500,000                Texas Transportation Commission State Highway
                                Fund, First Tier, Series A, 5.0%, 4/1/23                          5,219,910
       5,000,000                University of Texas System, Financing System,
                                Series A, 5.0%, 8/15/24                                           5,973,100
                                                                                          -----------------
                                                                                          $     118,504,314
-----------------------------------------------------------------------------------------------------------
                                Utah -- 1.1%
       1,000,000                Salt Lake City Corp. Airport Revenue, Series B,
                                5.0%, 7/1/34                                              $       1,193,340
         315,000                Utah Charter School Finance Authority, North
                                Davis Preparatory, 5.75%, 7/15/20                                   331,957
       4,835,000                Utah Transit Authority, Series A, 5.0%, 6/15/31                   5,738,613
       7,000,000                Utah Transit Authority, Subordinated,
                                3.0%, 12/15/29                                                    7,120,470
                                                                                          -----------------
                                                                                          $      14,384,380
-----------------------------------------------------------------------------------------------------------
                                Vermont -- 0.3%
       4,285,000                University of Vermont & State Agricultural College,
                                4.0%, 10/1/32                                             $       4,660,409
-----------------------------------------------------------------------------------------------------------
                                Virginia -- 7.8%
       1,170,000(b)             City of Manassas, 2.0%, 7/1/31 (ST AID
                                WITHHLDG Insured)                                         $       1,068,128
       5,015,000(b)             City of Richmond, Series B, 3.0%, 7/15/34                         5,023,225
       5,000,000(b)             County of Arlington, 4.0%, 8/15/35                                5,565,100
      10,000,000(b)             County of Fairfax, Series A, 4.0%, 10/1/33
                                (ST AID WITHHLDG Insured)                                        11,161,000
      10,450,000(b)             County of Fairfax, Series A, 4.0%, 10/1/34
                                (ST AID WITHHLDG Insured)                                        11,403,458
       7,500,000                County of Washington Industrial Development
                                Authority, Mountain States Health Alliance,
                                Series C, 7.75%, 7/1/38                                           7,937,100
      19,490,000                Tobacco Settlement Financing Corp., Senior,
                                Series B-1, 5.0%, 6/1/47                                         18,905,105

The accompanying notes are an integral part of these financial statements.

28 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-----------------------------------------------------------------------------------------------------------
                                Virginia -- (continued)
       4,000,000                University of Virginia, Series A, 5.0%, 6/1/37            $       4,610,240
       7,075,000                University of Virginia, Series A, 5.0%, 4/1/42                    8,533,087
       5,000,000                University of Virginia, Series A, 5.0%, 6/1/43                    5,729,650
      12,000,000                University of Virginia, Series A-1, 4.0%, 4/1/45                 12,921,600
       5,000,000                Upper Occoquan Sewage Authority, 4.0%, 7/1/41                     5,410,100
       5,000,000                Virginia Public School Authority Revenue, 4.0%,
                                8/1/25 (ST AID WITHHLDG Insured)                                  5,646,300
                                                                                          -----------------
                                                                                          $     103,914,093
-----------------------------------------------------------------------------------------------------------
                                Washington -- 5.4%
      10,000,000                FYI Properties, Washington St. District Project,
                                5.5%, 6/1/39                                              $      10,523,100
      10,000,000                King County Housing Authority, Birch Creek
                                Apartments Project, 5.5%, 5/1/38
                                (CNTY GTD Insured)                                               10,308,800
       5,000,000(b)             King County Issaquah School District No. 411, 4.0%,
                                12/1/31 (SCH BD GTY Insured)                                      5,513,800
       3,000,000(b)             King County Issaquah School District No. 411, 4.5%,
                                12/1/30 (SCH BD GTY Insured)                                      3,395,100
       3,000,000(b)(c)          King County Public Hospital District No. 1, Series B,
                                5.25%, 12/1/37                                                    3,044,250
       1,500,000                Public Utility District No. 1 of Franklin County,
                                Series A, 5.0%, 9/1/38                                            1,674,930
      10,390,000(b)             State of Washington, Series 2015-D, 5.0%, 7/1/30                 12,318,280
       5,000,000(b)             State of Washington, Series 2017-A, 5.0%, 8/1/30                  6,045,400
       5,000,000(b)             State of Washington, Series A, 5.0%, 8/1/36                       5,716,900
       6,685,000                University of Washington, Series B, 5.0%, 6/1/28                  8,044,595
       5,000,000                Washington Health Care Facilities Authority,
                                Providence Health, Series C, 5.25%, 10/1/33
                                (AGM Insured)                                                     5,139,250
                                                                                          -----------------
                                                                                          $      71,724,405
-----------------------------------------------------------------------------------------------------------
                                TOTAL MUNICIPAL BONDS
                                (Cost $1,275,290,471)                                     $   1,333,142,751
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 29

-----------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
-----------------------------------------------------------------------------------------------------------
                                CLAIM -- 0.0%+ of Net Assets
                                COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                Research & Consulting Services -- 0.0%+
             200(i)             CMS Liquidating Trust                                     $         580,000
                                                                                          -----------------
                                Total Commercial Services & Supplies                      $         580,000
-----------------------------------------------------------------------------------------------------------
                                TOTAL CLAIM
                                (Cost $640,000)                                           $         580,000
-----------------------------------------------------------------------------------------------------------
                                TOTAL INVESTMENTS IN UNAFFILIATED
                                ISSUERS -- 99.9%
                                (Cost $1,275,930,471)                                     $   1,333,722,751
-----------------------------------------------------------------------------------------------------------
                                OTHER ASSETS AND LIABILITIES -- 0.1%                      $       1,197,250
-----------------------------------------------------------------------------------------------------------
                                NET ASSETS -- 100.0%                                      $   1,334,920,001
===========================================================================================================

BPS     Basis Point.

LIBOR   London Interbank Offered Rate.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2017, the value of these securities amounted to $3,774,356, or 0.3% of net assets.

+       Amount rounds to less than 0.1%.

(a)     Consists of Revenue Bonds unless otherwise indicated.

(b)     Represents a General Obligation Bond.

(c) Pre-Refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e) The interest rate is subject to change periodically. The interest rate, reference index and/or spread shown at December 31, 2017.

(f)     Escrow to maturity.

(g)     Security is in default.

(h) Floating Rate Note. Coupon rate, reference index and spread shown at December 31, 2017.

(i)     Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2017 aggregated $437,818,034 and $257,852,476, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the year ended December 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $76,042,205 and $67,153,816, respectively, resulting in a gain/loss of $--.

The accompanying notes are an integral part of these financial statements.

30 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

At December 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,275,016,040 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                             $ 65,804,458
     Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                               (7,097,747)
                                                                             ------------
     Net unrealized appreciation                                             $ 58,706,711
                                                                             ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2017, in valuing the Fund's investments:

---------------------------------------------------------------------------------------
                            Level 1     Level 2             Level 3      Total
---------------------------------------------------------------------------------------
Municipal Bonds             $ --        $1,333,142,751      $ --         $1,333,142,751
Claim                         --               580,000        --                580,000
---------------------------------------------------------------------------------------
Total                       $ --        $1,333,722,751      $ --         $1,333,722,751
=======================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 31

Statement of Assets and Liabilities | 12/31/17

ASSETS:
   Investments in unaffiliated issuers, at value (cost $1,275,930,471)  $1,333,722,751
   Receivables --
     Investment securities sold                                                610,000
     Fund shares sold                                                        2,704,924
     Interest                                                               15,799,704
   Due from the Adviser                                                          4,930
   Other assets                                                                 36,292
---------------------------------------------------------------------------------------
        Total assets                                                    $1,352,878,601
=======================================================================================
LIABILITIES:
Due to Custodian                                                        $   12,005,382
   Payables --
     Fund shares repurchased                                                 4,100,534
     Distributions                                                           1,462,080
     Trustees' fees                                                              1,094
   Due to affiliates                                                           111,545
   Accrued expenses                                                            277,965
---------------------------------------------------------------------------------------
        Total liabilities                                               $   17,958,600
=======================================================================================
NET ASSETS:
   Paid-in capital                                                      $1,275,992,643
   Undistributed net investment income                                       3,203,577
   Accumulated net realized loss on investments                             (2,068,499)
   Net unrealized appreciation on investments                               57,792,280
---------------------------------------------------------------------------------------
        Net assets                                                      $1,334,920,001
=======================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
     Class A (based on $646,524,648/44,166,593 shares)                  $        14.64
     Class C (based on $51,506,493/3,548,700 shares)                    $        14.51
     Class Y (based on $636,888,860/43,624,930 shares)                  $        14.60
MAXIMUM OFFERING PRICE:
    Class A ($14.64 (divided by) 95.5%)                                 $        15.33
=======================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

Statement of Operations

For the Year Ended 12/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                $ 45,779,060
--------------------------------------------------------------------------------------------------
     Total investment income                                                         $ 45,779,060
==================================================================================================
EXPENSES:
  Management fees                                                   $  5,591,628
  Administrative expense                                                 387,566
  Transfer agent fees
     Class A                                                             241,449
     Class C                                                              24,842
     Class Y                                                             655,366
  Distribution fees
     Class A                                                           1,676,602
     Class C                                                             557,259
  Shareholder communications expense                                      60,412
  Custodian fees                                                          17,148
  Registration fees                                                       92,858
  Professional fees                                                       84,530
  Printing expense                                                        40,742
  Pricing expense                                                         69,628
  Trustees' fees                                                          57,559
  Miscellaneous                                                           80,947
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $  9,638,536
     Less fees waived and expenses reimbursed by the Adviser                         $   (417,767)
--------------------------------------------------------------------------------------------------
     Net expenses                                                                    $  9,220,769
--------------------------------------------------------------------------------------------------
         Net investment income                                                       $ 36,558,291
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on:
     Investments in unaffiliated issuers                                             $ (1,621,617)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
     Investments in unaffiliated issuers                                             $ 45,720,024
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $ 44,098,407
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $ 80,656,698
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 33

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                         Year             Year
                                                         Ended            Ended
                                                         12/31/17         12/31/16*
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                             $   36,558,291   $   33,281,379
Net realized gain (loss) on investments                      (1,621,617)        (501,420)
Change in net unrealized appreciation (depreciation)
  on investments                                             45,720,024      (45,545,050)
-----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                 $   80,656,698   $  (12,765,091)
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.40 and $0.42 per share, respectively)  $  (18,370,108)  $  (20,816,818)
      Class C ($0.29 and $0.31 per share, respectively)      (1,108,963)      (1,328,080)
      Class Y ($0.43 and $0.46 per share, respectively)     (16,304,850)     (12,226,369)
-----------------------------------------------------------------------------------------
         Total distributions to shareowners              $  (35,783,921)  $  (34,371,267)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                        $  455,138,210   $  466,834,696
Reinvestment of distributions                                20,328,996       22,394,689
Cost of shares repurchased                                 (312,916,158)    (355,742,723)
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                         $  162,551,048   $  133,486,662
-----------------------------------------------------------------------------------------
      Net increase in net assets                         $  207,423,825   $   86,350,304
NET ASSETS:
Beginning of year                                        $1,127,496,176   $1,041,145,872
-----------------------------------------------------------------------------------------
End of year                                              $1,334,920,001   $1,127,496,176
=========================================================================================
Undistributed net investment income                      $    3,203,577   $    2,483,724
=========================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

34 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

-------------------------------------------------------------------------------------------
                                Year          Year             Year          Year
                                Ended         Ended            Ended         Ended
                                12/31/17      12/31/17         12/31/16      12/31/16
                                Shares        Amount           Shares*       Amount*
-------------------------------------------------------------------------------------------
Class A
Shares sold                       2,374,026   $  34,333,661      7,131,459   $ 105,628,328
Reinvestment of distributions     1,031,241      14,915,777      1,124,626      16,593,480
Less shares repurchased          (8,178,795)   (117,996,039)    (7,905,684)   (115,543,640)
-------------------------------------------------------------------------------------------
      Net increase (decrease)    (4,773,528)  $ (68,746,601)       350,401   $   6,678,168
===========================================================================================
Class C
Shares sold                         331,359   $   4,761,291      1,486,712   $  21,826,924
Reinvestment of distributions        63,169         905,587         71,480       1,045,960
Less shares repurchased          (1,261,894)    (18,073,725)      (922,793)    (13,280,298)
-------------------------------------------------------------------------------------------
      Net increase (decrease)      (867,366)  $ (12,406,847)       635,399   $   9,592,586
===========================================================================================
Class Y
Shares sold                      29,040,126   $ 416,043,258     23,001,360   $ 339,379,444
Reinvestment of distributions       312,300       4,507,632        323,192       4,755,249
Less shares repurchased         (12,340,731)   (176,846,394)   (15,722,292)   (226,918,785)
-------------------------------------------------------------------------------------------
      Net increase               17,011,695   $ 243,704,496      7,602,260   $ 117,215,908
===========================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 35

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year          Year
                                                             Ended        Ended        Ended        Ended         Ended
                                                             12/31/17     12/31/16*    12/31/15*    12/31/14*     12/31/13
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  14.12     $  14.60     $  14.49     $  13.25      $  14.56
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.41(a)  $   0.40(a)  $   0.44(a)  $   0.49      $   0.61
   Net realized and unrealized gain (loss) on investments        0.51        (0.46)        0.20         1.29         (1.37)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.92     $  (0.06)    $   0.64     $   1.78      $  (0.76)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.40)    $  (0.42)    $  (0.53)    $  (0.54)     $  (0.55)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.40)    $  (0.42)    $  (0.53)    $  (0.54)     $  (0.55)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.52     $  (0.48)    $   0.11     $   1.24      $  (1.31)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  14.64     $  14.12     $  14.60     $  14.49      $  13.25
=============================================================================================================================
Total return (b)                                                 6.56%       (0.50)%       4.51%       13.61%(c)     (5.33)%
Ratio of net expenses to average net assets (d)                  0.80%        0.81%        0.82%        0.83%         0.82%
Ratio of net investment income (loss) to average net assets      2.80%        2.73%        3.08%        3.46%         4.16%
Portfolio turnover rate                                            20%          18%          21%          29%           15%
Net assets, end of period (in thousands)                     $646,525     $690,991     $709,616     $699,229      $649,007
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.80%        0.81%        0.83%        0.85%         0.84%
   Net investment income (loss) to average net assets            2.80%        2.73%        3.07%        3.44%         4.14%
=============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.53%.

(d)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

36 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

-----------------------------------------------------------------------------------------------------------------------
                                                             Year        Year        Year        Year         Year
                                                             Ended       Ended       Ended       Ended        Ended
                                                             12/31/17    12/31/16*   12/31/15*   12/31/14*    12/31/13
-----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 14.00     $ 14.48     $ 14.37     $ 13.14      $ 14.44
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.29(a)  $  0.29(a)  $  0.33(a)  $  0.36      $  0.49
   Net realized and unrealized gain (loss) on investments       0.51       (0.46)       0.20        1.30        (1.35)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.80     $ (0.17)    $  0.53     $  1.66      $ (0.86)
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.29)    $ (0.31)    $ (0.42)    $ (0.43)     $ (0.44)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.29)    $ (0.31)    $ (0.42)    $ (0.43)     $ (0.44)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.51     $ (0.48)    $  0.11     $  1.23      $ (1.30)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 14.51     $ 14.00     $ 14.48     $ 14.37      $ 13.14
=======================================================================================================================
Total return (b)                                                5.72%      (1.27)%      3.74%      12.75%(c)    (6.05)%
Ratio of net expenses to average net assets (d)                 1.55%       1.56%       1.56%       1.60%        1.59%
Ratio of net investment income (loss) to average net assets     2.05%       1.98%       2.33%       2.69%        3.39%
Portfolio turnover rate                                           20%         18%         21%         29%          15%
Net assets, end of period (in thousands)                     $51,506     $61,832     $54,752     $47,734      $37,291
=======================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 12.67%.

(d)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 37

-----------------------------------------------------------------------------------------------------------------------------
                                                              Year         Year         Year         Year         Year
                                                              Ended        Ended        Ended        Ended        Ended
                                                              12/31/17     12/31/16*    12/31/15*    12/31/14*    12/31/13
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $  14.08     $  14.56     $  14.44     $ 13.21      $ 14.52
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.44(a)  $   0.44(a)  $   0.48(a)  $  0.46      $  0.68
   Net realized and unrealized gain (loss) on investments         0.51        (0.46)        0.21        1.35        (1.41)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.95     $  (0.02)    $   0.69     $  1.81      $ (0.73)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $  (O.43)    $  (0.46)    $  (0.57)    $ (0.58)     $ (0.58)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.43)    $  (0.46)    $  (0.57)    $ (0.58)     $ (0.58)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.52     $  (0.48)    $   0.12     $  1.23      $ (1.31)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  14.60     $  14.08     $  14.56     $ 14.44      $ 13.21
=============================================================================================================================
Total return (b)                                                  6.84%       (0.25)%       4.86%      13.86%(c)    (5.10)%
Ratio of net expenses to average net assets (d)                   0.55%        0.55%        0.55%       0.56%        0.55%
Ratio of net investment income (loss) to average net assets       3.04%        2.98%        3.34%       3.70%        4.41%
Portfolio turnover rate                                             20%          18%          21%         29%          15%
Net assets, end of period (in thousands)                      $636,889     $374,674     $276,778     $97,387      $57,739
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           0.63%        0.64%        0.64%       0.65%        0.67%
   Net investment income (loss) to average net assets             2.96%        2.89%        3.25%       3.61%        4.29%
=============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.78%.

(d)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

38 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

Notes to Financial Statements | 12/31/17

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the "Fund") is one of two series comprising Pioneer Series Trust II (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 39

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statements presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such Fund's net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair

40 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Advisor's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealer or using third party insurance industry pricing model).

B.   Investment Income and Transactions

     Discount and premium on purchase prices of debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 41 recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2017, the Fund reclassified $54,517 to decrease undistributed net investment income, $13,555,714 to decrease accumulated net realized loss on investments, and $13,501,197 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the result of operations.

     At December 31, 2017, the Fund was permitted to carry forward indefinitely $2,039,291 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

     ---------------------------------------------------------------------------
                                                             2017           2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                   $   307,400   $   518,825
     Tax-exempt income                                  35,476,521    33,852,442
     ---------------------------------------------------------------------------
          Total                                        $35,783,921   $34,371,267
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed tax-exempt income                                $ 2,259,938
     Capital loss carryforward                                       (2,039,291)
     Net unrealized appreciation                                     58,706,711
     ---------------------------------------------------------------------------
          Total                                                     $58,927,358
     ===========================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization, and tax adjustments on defaulted bonds.

42 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $26,909 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2017.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, change in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, could also result in increased redemptions from the Fund.

     The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 43 federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Massachusetts and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million of the Fund's average daily net assets; and 0.40% of the Fund's average daily net assets over $750 million. For the year ended December 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.44% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.82% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended December 31, 2017 are reflected in the Statement of Operations. These expense limitations are in effect through May 1, 2019 for Class A and Class Y shares. There can be no assurance that the Adviser will extend the expense limit agreement for a class of shares beyond the date referred to above.

44 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $82,384 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2017.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended December 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $44,566
Class C                                                                    2,088
Class Y                                                                   13,758
--------------------------------------------------------------------------------
  Total                                                                  $60,412
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $29,161 in distribution fees payable to the Distributor, at December 31, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 45 of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to the Distributor. For the year ended December 31, 2017, CDSCs in the amount of $129,111 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2017, the Fund had no borrowings under the credit facility.

46 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and the Shareholders of Pioneer AMT-Free Municipal Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer AMT-Free Municipal Fund (the "Fund") (one of the funds constituting Pioneer Series Trust II (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the financial highlights for the year ended December 31, 2013 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 22, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer AMT-Free Municipal Fund (one of the funds constituting Pioneer Series Trust II) at December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 47 required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
February 22, 2018

48 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

ADDITIONAL INFORMATION (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 100.00%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended December 31, 2017.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 49

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

50 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 51

Independent Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)          Trustee since 2006.    Private investor (2004 - 2008 and 2013   Director, Broadridge Financial
Chairman of the Board         Serves until a         - present); Chairman (2008 - 2013) and   Solutions, Inc. (investor
and Trustee                   successor trustee is   Chief Executive Officer (2008 - 2012),   communications and securities
                              elected or earlier     Quadriserv, Inc. (technology products    processing provider for financial
                              retirement or          for securities lending industry); and    services industry) (2009 -
                              removal.               Senior Executive Vice President, The     present); Director, Quadriserv,
                                                     Bank of New York (financial and          Inc. (2005 - 2013); and
                                                     securities services) (1986 - 2004)       Commissioner, New Jersey State
                                                                                              Civil Service Commission (2011 -
                                                                                              2015)
---------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)            Trustee since 2005.    Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                       Serves until a         Advisors (corporate advisory services    Trust (publicly-traded mortgage
                              successor trustee is   company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                              elected or earlier     present); Interim Chief Executive        present); Director of The Swiss
                              retirement or          Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                              removal.               (privately held research and consulting  fund) (2010 - present); Director
                                                     company) (2010); Executive Vice          of Oxford Analytica, Inc. (2008
                                                     President and Chief Financial Officer,   - present); and Director of
                                                     I-trax, Inc. (publicly traded health     Enterprise Community Investment,
                                                     care services company) (2004 - 2007);    Inc. (privately-held affordable
                                                     and Executive Vice President and Chief   housing finance company) (1985 -
                                                     Financial Officer, Pedestal Inc.         2010)
                                                     (internet-based mortgage trading
                                                     company) (2000 - 2002); Private
                                                     Consultant (1995 - 1997); Managing
                                                     Director, Lehman Brothers (1992 -
                                                     1995); Executive, The World Bank (1979
                                                     - 1992)
---------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)     Trustee since 2008.    William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                       Serves until a         Political Economy, Harvard University    Funds Investment Trust and
                              successor trustee is   (1972 - present)                         Mellon Institutional Funds
                              elected or earlier                                              Master Portfolio (oversaw 17
                              retirement or                                                   portfolios in fund complex)
                              removal.                                                        (1989 - 2008)
---------------------------------------------------------------------------------------------------------------------------------

52 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)     Trustee since 2004.    Founding Director, Vice-President and    None
Trustee                       Serves until a         Corporate Secretary, The Winthrop
                              successor trustee is   Group, Inc. (consulting firm) (1982 -
                              elected or earlier     present); Desautels Faculty of
                              retirement or removal. Management, McGill University (1999 -
                                                     present); and Manager of Research
                                                     Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990-1994)
---------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)      Trustee since 2017.    Chief Investment Officer, 1199 SEIU      None
Trustee                       (Advisory Trustee from Funds (healthcare workers union
                              2014 - 2017) Serves    pension funds) (2001 - present); Vice
                              until a successor      President - International Investments
                              trustee is elected or  Group, American International Group, earlier retirement or  Inc. (insurance company) (1993 -
                              removal.               2001); Vice President, Corporate
                                                     Finance and Treasury Group, Citibank,
                                                     N.A. (1980 - 1986 and 1990 - 1993);
                                                     Vice President - Asset/Liability
                                                     Management Group, Federal Farm Funding
                                                     Corporation (government-sponsored
                                                     issuer of debt securities) (1988 -
                                                     1990); Mortgage Strategies Group,
                                                     Shearson Lehman Hutton, Inc.
                                                     (investment bank) (1987 - 1988);
                                                     Mortgage Strategies Group, Drexel
                                                     Burnham Lambert, Ltd. (investment
                                                     bank) (1986 - 1987)
---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)      Trustee since 2004.    President and Chief Executive Officer,   Director of New America High
Trustee                       Serves until a         Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                              successor trustee is   banking firm) (1981 - present)           investment company) (2004 -
                              elected or earlier                                              present); and Member, Board of
                              retirement or removal.                                          Governors, Investment Company
                                                                                              Institute (2000 - 2006)
---------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)        Trustee since 2014.    Consultant (investment company           None
Trustee                       Serves until a         services) (2012 - present); Executive
                              successor trustee is   Vice President, BNY Mellon (financial
                              elected or earlier     and investment company services) (1969
                              retirement or removal. - 2012); Director, BNY International
                                                     Financing Corp. (financial services)
                                                     (2002 - 2012); Director, Mellon
                                                     Overseas Investment Corp. (financial
                                                     services) (2009 - 2012)
---------------------------------------------------------------------------------------------------------------------------------

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 53

Interested Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*           Trustee since 2017.    Chair, Director, CEO and President of    None
Trustee, President and Chief  Serves until a         Amundi Pioneer Asset Management USA,
Executive Officer             successor trustee is   Inc. (since September 2014); Chair,
                              elected or earlier     Director and CEO of Amundi Pioneer
                              retirement or removal  Asset Management, Inc. (since
                                                     September 2014); Chair, Director and
                                                     CEO of Amundi Pioneer Distributor,
                                                     Inc. (since September 2014); Chair,
                                                     Director, CEO and President of Amundi
                                                     Pioneer Institutional Asset
                                                     Management, Inc. (since September
                                                     2014); Managing Director, Morgan
                                                     Stanley Investment Management (2010 -
                                                     2013); Director of Institutional
                                                     Business, CEO of International, Eaton
                                                     Vance Management (2005 - 2010)
---------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*       Trustee since 2014.    Director and Executive Vice President    None
Trustee                       Serves until a         (since 2008) and Chief Investment
                              successor trustee is   Officer, U.S. (since 2010) of Amundi
                              elected or earlier     Pioneer Asset Management USA, Inc.;
                              retirement or removal  Executive Vice President and Chief
                                                     Investment Officer, U.S. of Amundi
                                                     Pioneer (since 2008); Executive Vice
                                                     President of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     (since 2009); Portfolio Manager of
                                                     Amundi Pioneer (since 1999)
---------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

54 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)    Since 2004. Serves at  Vice President and Associate General     None
Secretary and Chief Legal     the discretion of the  Counsel of Amundi Pioneer since
Officer                       Board                  January 2008; Secretary and Chief
                                                     Legal Officer of all of the Pioneer
                                                     Funds since June 2010; Assistant
                                                     Secretary of all of the Pioneer Funds
                                                     from September 2003 to May 2010; Vice
                                                     President and Senior Counsel of Amundi
                                                     Pioneer from July 2002 to December
                                                     2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)        Since 2010. Serves at  Fund Governance Director of Amundi       None
Assistant Secretary           the discretion of the  Pioneer since December 2006 and
                              Board                  Assistant Secretary of all the Pioneer
                                                     Funds since June 2010; Manager - Fund
                                                     Governance of Amundi Pioneer from
                                                     December 2003 to November 2006; and
                                                     Senior Paralegal of Amundi Pioneer
                                                     from January 2000 to November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)             Since 2010. Serves at  Senior Counsel of Amundi Pioneer since   None
Assistant Secretary           the discretion of the  May 2013 and Assistant Secretary of
                              Board                  all the Pioneer Funds since June 2010;
                                                     Counsel of Amundi Pioneer from June
                                                     2007 to May 2013
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)          Since 2008. Serves at  Vice President - Fund Treasury of        None
Treasurer and Chief Financial the discretion of the  Amundi Pioneer; Treasurer of all of
and Accounting Officer        Board                  the Pioneer Funds since March 2008;
                                                     Deputy Treasurer of Amundi Pioneer
                                                     from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the
                                                     Pioneer Funds from March 2004 to
                                                     February 2008
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)         Since 2004. Serves at  Director - Fund Treasury of Amundi       None
Assistant Treasurer           the discretion of the  Pioneer; and Assistant Treasurer of
                              Board                  all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 55

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)            Since 2004. Serves at  Fund Accounting Manager - Fund           None
Assistant Treasurer           the discretion of the  Treasury of Amundi Pioneer; and
                              Board                  Assistant Treasurer of all of the
                                                     Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)         Since 2009. Serves at  Fund Administration Manager - Fund       None
Assistant Treasurer           the discretion of the  Treasury of Amundi Pioneer since
                              Board                  November 2008; Assistant Treasurer of
                                                     all of the Pioneer Funds since January
                                                     2009; Client Service Manager -
                                                     Institutional Investor Services at
                                                     State Street Bank from March 2003 to
                                                     March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)          Since 2010. Serves at  Chief Compliance Officer of Amundi       None
Chief Compliance Officer      the discretion of the  Pioneer and of all the Pioneer Funds
                              Board                  since March 2010; Chief Compliance
                                                     Officer of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     since January 2012; Chief Compliance
                                                     Officer of Vanderbilt Capital
                                                     Advisors, LLC since July 2012:
                                                     Director of Adviser and Portfolio
                                                     Compliance at Amundi Pioneer since
                                                     October 2005; Senior Compliance
                                                     Officer for Columbia Management
                                                     Advisers, Inc. from October 2003 to
                                                     October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)          Since 2006. Serves at  Director - Transfer Agency Compliance    None
Anti-Money Laundering Officer the discretion of the  of Amundi Pioneer and Anti-Money
                              Board                  Laundering Officer of all the Pioneer
                                                     Funds since 2006
---------------------------------------------------------------------------------------------------------------------------------

56 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

                          This page is for your notes.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 57

                          This page is for your notes.

58 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

                          This page is for your notes.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17 59

                          This page is for your notes.

60 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 18644-12-0218

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $38,500 payable to Ernst & Young LLP for the year ended
December 31, 2017 and $40,362 payable to Deloitte & Touche LLP for the year ended December 31, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $8,028
payable to Ernst & Young LLP for the year ended
December 31, 2017 and $5,628 payable to Deloitte & Touche LLP for the year ended December 31, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31 2017 and 2016, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $8,028 payable to Ernst & Young LLP for the year ended
December 31, 2017 and $5,628 payable to Deloitte & Touche LLP for the year ended December 31, 2016.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 27, 2018

* Print the name and title of each signing officer under his or her signature.